Provisions	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Provisions
18. Provisions

	December 31,
	2022	2021
	£’000s	£’000s
Social security contribution on vested share options	9	—
Provision for deferred cash consideration	4,634	4,123
Restructuring	179	—

Total	4,822	4,123

Current	4,822	2,803
Non-current	—	1,320

	Social security contribution on vested share options	Deferred cash consideration	Restructuring
At January 1, 2021	109	1,525	—
Arising/(released) during the year, net	(109)	—	—
Increase in provision due to the unwinding of the time value of money	—	225	—
Increase in provision due to a change in estimates relating to timelines and probabilities of contractual milestones being achieved (revision to intangible asset, see Note 13)	—	2,373	—

At December 31, 2021	—	4,123	—

Arising/(released) during the year, net	9	—	179
Increase in provision due to the unwinding of the time value of money	—	451	—
Increase in provision due to changes in foreign exchange rates	—	508	—
Decrease in provision due to a change in estimates relating to timeline and probabilities of contractual milestones being achieved (revision to intangible asset, see Note 13)	—	(448)	—

At December 31, 2022	9	4,634	179

The provision for social security contributions on share options is calculated based on the number of vested options outstanding at the reporting date that are expected to be exercised. The provision is based on the estimated taxable gain arising on exercise of the share options, using the best estimate of the market price at the balance sheet date
.
The deferred cash consideration is the estimate of the quantifiable but not certain future cash payment obligations due to AstraZeneca for the acquisition of certain assets
(see
Note 13). This
provision is calculated as the risk-adjusted net present value of future cash payments to be made by the Company. The payments are dependent on reaching certain milestones based on the commencement and outcome of clinical trials. The likelihood of achieving such milestones is reviewed at the balance sheet date and increased or decreased as appropriate.
In October 2022, the Company announced an updated operating plan, including a targeted reduction in the employee base of up to 40
% and a significant reduction in other costs. In connection with the implementation of the operating plan, restructuring costs primarily relating to employee severance and other termination benefits of £0.2 million were paid during the year and as of December 31, 2022, the remaining provision is £0.2 million.